Spirit of America

INCOME & OPPORTUNITY FUND

Summary Prospectus | May 1, 2018	Class A Shares Ticker: SOAOX
Class C Shares Ticker: SACOX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling 1-516-390-5565 or by sending an e-mail request to info@soafunds.com. The Fund’s prospectus and Statement of Additional Information, both dated May 1, 2018, and most recent report to shareholders, dated December 31, 2017, are all incorporated by reference into this Summary Prospectus.

Investment Objective:

The Opportunity Fund seeks to provide current income and the potential for capital appreciation.

Fees and Expenses of the Opportunity Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Opportunity Fund. The sales charge you pay for Class A Shares of the Opportunity Fund depends upon the dollar amount invested. For purchases made until June 4, 2018, you may qualify for sales charge discounts if you invest at least $100,000 in the Funds comprising Spirit of America Investment Funds, Inc., which includes the Spirit of America Real Estate Income and Growth Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund and the Spirit of America Income & Opportunity Fund and the Spirit of America Energy Fund (which offers sales charge discounts if you invest at least $25,000 in the Spirit of America Energy Fund offered in a separate prospectus), collectively referred to as the “Spirit of America Investment Funds.” Effective June 5, 2018, you may qualify for sales charge discounts if you invest at least $250,000 in the Spirit of America Investment Funds offered in this Prospectus. America Energy Fund offered in a separate prospectus), collectively referred to as the “Spirit of America Investment Funds.” More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and

“Distribution Arrangements—Sale of Class A Shares” of the Opportunity Fund’s prospectus and in the section titled “How to Purchase Shares” of the Opportunity Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses(2)	0.35%	0.35%
Total Annual Fund Operating Expenses	1.25%	2.00%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

(2)	During the fiscal year ended December 31, 2017, the Adviser recouped $58,708 of previously waived advisory fees from the Opportunity Fund, which resulted in 0.10% of additional fees paid by the Fund and is included in “Other Expenses.”

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Example:

This Example is intended to help you compare the cost of investing in the Opportunity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Opportunity Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Opportunity Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$596	$853	$1,129	$1,915
Class C Shares—no redemption	$203	$627	$1,078	$2,327
Class C Shares—with redemption	$303	$627	$1,078	$2,327

Portfolio Turnover:

The Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Opportunity Fund’s performance. During the most recent fiscal year ended December 31, 2017, the Opportunity Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies:

The Opportunity Fund seeks to achieve its investment objective by investing a substantial percentage of its total assets in a combination of the following:

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Equity securities, including common stock, preferred stock and convertible preferred stock of companies of any capitalization (including small cap companies), whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends.

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Fixed income securities of any grade, as well as non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high yield U.S. corporate bonds (i.e., “junk” bonds), floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations

(“CMOs”). Step coupon bonds are bonds that typically do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. Floating rate bonds pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate. The floating rate bond tends to decrease the security’s price sensitivity to changes in interest rates. A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Opportunity Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”). Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions.

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Equity REITs and mortgage REITs. A real estate investment trust (“REIT”) is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) rents from real property, (d) gain from the sale or other disposition of stock, securities, and real property, (e) abatements and refunds on taxes on real property, (f) income and gain from certain

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foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) mineral royalty income. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Opportunity Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Opportunity Fund.

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Master Limited Partnerships; provided that no more than 25% of the net assets of the Opportunity Fund shall be invested in MLPs at any given time. MLPs are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. These activities are often referred to as the “energy infrastructure.”

As part of its investment process, the Adviser relies on the portfolio manager’s investment experience and research to identify investment opportunities in the equity and fixed income securities markets that will provide steady sources of income and some potential for capital appreciation without incurring unnecessary risks.

Principal Risks of Investing in the Opportunity Fund:

An investment in the Opportunity Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Opportunity Fund’s share price may fluctuate within a wide range. There is no assurance that the Opportunity Fund will achieve its investment objective. The Opportunity Fund’s performance could be adversely affected by the following principal risks (presented alphabetically):

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Call Risk—Another risk that could most adversely affect the Opportunity Fund’s performance is call risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The Opportunity Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•	Convertible Securities Risk—Convertible securities risk is the risk that convertible securities generally offer lower interest or dividend yields than non-convertible securities of comparable quality.

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Credit Risk—The Opportunity Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Opportunity Fund may invest in junk bonds. The Opportunity Fund may be affected by credit risk of lower grade securities, which is the possibility that securities rated below investment grade, or unrated of similar quality, (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Opportunity Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Opportunity Fund may lose its entire investment in those securities.

•	Dividend Risk—There can be no assurance that a dividend-paying company will continue to make regular dividend payments.

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Foreign Securities Risk—The Opportunity Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. Investments in foreign securities involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays

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in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

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Interest Rate Risk—The Opportunity Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise.

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Market Risks—The market value of the Opportunity Fund’s investments in equities, including MLP common units, and fixed income securities will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Opportunity Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that can cause major price changes in individual securities or market sectors. The equity securities purchased by the Opportunity Fund may not appreciate in value as the Adviser anticipates.

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MLP Risk—Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. Moreover, energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, (i) fluctuations in commodity prices; (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; (iii) new construction risks and acquisition risk which can limit growth potential; (iv) a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; (v) depletion of the natural gas reserves or other commodities if not replaced; (vi) changes in the regulatory environment; (vii) extreme weather; (viii) rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and (ix) threats of attack by terrorists.

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MLP Tax Risk—MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions, credits and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Opportunity Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Opportunity Fund and lower income.

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Portfolio Management Risk—The Opportunity Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

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REITs Risk—REITs are dependent upon management skills, are primarily invested in real estate, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in publicly traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Index. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

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Risk of CMOs—The Opportunity Fund may be affected by credit risk of CMOs, which is the possibility that the Opportunity Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Opportunity Fund. In addition,

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CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities and some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements. These so-called “private label” CMOs are the sole obligation of their issuer.

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Small Cap Company Risk—Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Suitability:

An investment in the Opportunity Fund may be suitable for intermediate to long-term investors who seek high current income and the potential for some capital appreciation. Investors should be willing to accept the risks and potential volatility of such investments.

Performance Information:

The bar chart and performance table below illustrate the risks of investing in the Opportunity Fund by showing the Opportunity Fund’s performance compared to that of a broad measure of market performance. The Opportunity Fund’s past performance (before and after taxes) does not necessarily indicate how the Opportunity Fund will perform in the future.

The bar chart shows the changes in annual total returns from inception for the Opportunity Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares to the extent the classes do not have the same expenses and inception dates.

Opportunity Fund’s Annual Returns (%)

Class A Shares

Best Quarter 7.20% in the quarter ended June 30, 2016

Worst Quarter (4.67)% in the quarter ended September 30, 2015

The performance table shows how the Opportunity Fund’s average annual return compares with that of its benchmark, the Bloomberg Barclays U.S. Aggregate Index.

Performance Table

(Average annual total returns for the periods ended December 31, 2017)

	1 Year	Since Inception(1)
Spirit of America Income & Opportunity Fund—Class A
Return Before Taxes	3.30%	3.25%
Return After Taxes on Distributions (2)(3)	2.03%	2.15%
Return After Taxes on Distributions and Sale of Fund Shares (2)(3)	2.07%	2.07%
Spirit of America Income & Opportunity Fund—Class C
Return Before Taxes	6.61%	7.93%
Bloomberg Barclays U.S. Aggregate Bond Index (4)	3.54%	3.05%

(1) Class A Shares of the Opportunity Fund commenced operations on July 8, 2013. Class C Shares of the Opportunity Fund commenced operations on March 15, 2016.

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(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns shown are for Class A Shares and will vary from after-tax returns for Class C Shares to the extent that the classes do not have the same expenses and inception dates.

(3) Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(4) The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bloomberg Barclays U.S. Aggregate Bond Index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the Bloomberg Barclays U.S. Aggregate Bond Index is reflective of the inception date of Class A Shares of the Opportunity Fund. A direct investment in an index is not possible.

Investment Adviser:

Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Managers:

William Mason serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Opportunity Fund. Mr. Mason has been the Portfolio Manager of the Opportunity Fund since the Fund’s inception on July 8, 2013. Mr. Mason has also served as the Portfolio Manager of the Energy Fund since November 18, 2015. He began overseeing management of the Energy Fund at its inception on July 10, 2014 in his role as the Chief Investment Officer of the Adviser. Mr.Mason is also the Co-Portfolio Manager of the Real Estate Fund and the Value Fund. Mr. Mason joined the Adviser on February 29, 2008. Previously, Mr. Mason served as the Portfolio Manager of the Municipal Tax Free Bond Fund, the Value Fund, and the Income Fund.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Opportunity Fund.

Purchasing and Selling Fund Shares:

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Opportunity Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:

The Opportunity Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase shares of the Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Opportunity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Opportunity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SOAOX-SP16

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